                                 EXHIBIT 23.3

The Board of Directors
PainCare, Inc.



We consent to the use of our report, dated June 6, 2001, in the Registration Statement on Form S-4 dated January 4, 2002 and to the reference to our firm under the heading "Experts" therein.


/s/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.



Maitland, Florida
January 4, 2002

                                 EXHIBIT 23.3

The Board of Directors
Advanced Orthopaidics of South Florida, Inc.



We consent to the use of our report, dated September 5, 2001 in the Registrations Statement on Form S-4 dated January 4, 2002 and to the reference to our firm under the heading "Experts" therein.


/s/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.



Maitland, Florida
January 4, 2002

                                 EXHIBIT 23.3

The Board of Directors
Rothbart Pain Management Clinic, Inc.



We consent to the use of our report, dated June 20, 2000 in the Registration Statement on Form S-4 dated January 4, 2002 and to the reference to our firm under the heading "Experts" therein.


/s/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.



Maitland, Florida
January 4, 2002

                                 EXHIBIT 23.3

The Board of Directors
Wireless Marketing, Inc.



We consent to the use of our report, dated April 26, 2000 in the Registration Statement on Form S-4 dated January 4, 2002 and to the reference to our firm under the heading "Experts" therein.


/s/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.



Maitland, Florida
January 4, 2002